Exhibit 99.2

October 2021 INVESTOR PRESENTION

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com COMPANY PROFILE 2 Ticker Symbol (NYSE) PINE Equity Market Capitalization1 $243M Total Enterprise Value (TEV)1 $428M Net Debt to TEV1,2 43% Annualized Dividend Yield1 5.5% % of Covering Analysts with a Buy or Outperform Rating1 100% Common Shares & OP Units Outstanding4 13.0M Number of Net Lease Properties 89 Number of States with a Property 28 Total Portfolio Square Feet 2.7M Current Occupancy 100% Annualized Base Rent (ABR) $32.7M % of ABR from Credit Rated Tenants3 80% % of ABR from MSAs Over One Million People5 69% Well-Positioned for Growth High-Quality, Resilient Net Lease Portfolio As of 9/30/2021, unless otherwise noted. 1. As of 10/15/2021. 2. Net debt to Total Enterprise Value is the Company’s outstanding debt, minus the Company’s cash, cash equivalents and restricted cash, as a percentage of the Company’s enterprise value. 3. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC). 4. As of 9/30/2021, there were 1,703,494 OP Units held by third parties outstanding in Alpine Income Property OP, LP, the Company’s operating partnership (the “Operating Partnership” or “OP”). 5. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget.

INVESTMENT HIGHLIGHTS

Meaningful Valuation Upside with In-Place Yield and Long-Term Growth

Significant Discount to Peer Group

PINE trades at nearly half the 2022E FFO multiple as compared to the top peer, implying significant valuation upside.


2022E FFO Multiple[1]
21.3x
19.1x
18.5x
17.9x
17.8x
16.4x
15.5x
13.7x
12.9x
Avg
NTST
EPRT
O
ADC
FCPT
STOR
NNN
SRC
PINE

Stable & Attractive Dividend

PINE has grown its quarterly dividend by 27.5% since the beginning of 2020 and now provides the highest dividend yield with one of the lowest implied payout ratios of its net lease peer group.


Payout Ratio %
5.5%
70%
Avg
FCPT
O
STOR
SRC
NNN
NTST
PINE
ADC
EPRT
2022E FFO Payout Ratio[1]
Dividend Yield[1]

Small Asset Base Provides Opportunity for Outsized Growth

PINE has thoughtfully grown its portfolio by more than 180% since inception, focusing on high-quality real estate and well-performing tenants.


Cumulative Investment Activity Since IPO
$47
$75
$99
$117
$139
$220
$275
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
IPO
Q4 2019
2021

Closing the Valuation Gap

PINE is employing a number of strategic initiatives to narrow the peer group valuation gap by addressing identified opportunities for improvement, including portfolio refinement, strategic infusions of capital and eventual internalization of management.

- **Sell office assets to position the portfolio and investment strategy as 100% retail**
- **Thoughtfully increase the organization's size and liquidity through strategic capital deployment**
- **Internalize management once the company reaches or exceeds critical mass**

As of 9/30/2021.
$ in millions.
1. All dividend yields, payout ratios and 2022E FFO multiples are based on the closing stock price on October 15, 2021, using annualized dividends and 2022E FFO per share estimates from the Stifel Triple-Net REITs Comp Sheets 10/17/2021 report.

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© 2021 Alpine Income Property Trust, Inc. | alpinereit.com

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com YTD Q3 2021 HIGHLIGHTS 4 YTD Q3 FFO Per Share1 $1.15 Year-Over-Year YTD FFO Growth 34% YTD Q3 AFFO Per Share1 $1.18 Year-Over-Year YTD AFFO Growth 71% Q3 Quarterly Dividend Per Share $0.255 Q2 Quarterly Dividend Per Share $0.250 Q1 Quarterly Dividend Per Share $0.240 YTD Dividend Per Share Growth 16% Sector-Leading Earnings Growth Consistent Dividend Growth As of 9/30/2021. $ in millions, except per share data. 1. See the “Non-GAAP Financial Information” section and tables at the end of this presentation for a discussion and reconciliation of Net Income to non-GAAP financial measures. Contractual Base Rent Collections Portfolio Occupancy Q3 2021 100% Q3 2021 100% Q2 2021 100% Q2 2021 100% Q1 2021 100% Q1 2021 100% Q4 2020 100% Q4 2020 100% Scaling Investment Platform Reliable & Defensive Portfolio Acquisitions Cash Cap Rate Q3 2021 $55.4 6.8% Q2 2021 $81.3 7.3% Q1 2021 $21.9 8.2% Evaluating the disposition of all of PINE’s office properties to position the portfolio as 100% retail

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com 21.3x 19.1x 18.5x 17.9x 17.8x 16.4x 15.5x 13.7x 12.9x NTST EPRT O ADC FCPT STOR NNN SRC PINE SIGNIFICANT IMPLIED VALUATION UPSIDE 5 As of 10/15/2021. 1. All 2022E FFO multiples are based on the closing stock price on October 15, 2021, using annualized dividends and 2022E FFO per share estimates from the Stifel Triple-Net REITs Comp Sheets 10/17/2021 report. 2022E FFO Multiple 1 Peer Average 17.5x PINE trades at a 4.7x valuation discount to the peer group average, implying significant upside

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com 70% 4.4% 4.1% 4.5% 5.3% 4.6% 3.3% 5.5% 3.9% 3.4% FCPT O STOR SRC NNN NTST PINE ADC EPRT 2022E FFO Payout Ratio Dividend Yield RELATIVE OUTSIZED IN-PLACE DIVIDEND YIELD 6 As of 10/15/2021. 1. All dividend yields and payout ratios are based on the closing stock price on October 15, 2021, using annualized dividends and 2022E FFO per share estimates from the Stifel Triple-Net REITs Comp Sheets 10/17/2021 report. 2022E FFO Dividend Payout Ratio % Peer Average 4.2% PINE’s dividend is strongly supported by a conservative payout ratio and a portfolio built with an intense focus on real estate fundamentals and long-term stability. 1 1

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com DISCIPLINED INVESTMENT STRATEGY 7 Emphasizing Attractive Supply/Demand Market Dynamics National focus, with an emphasis on major metropolitan statistical areas that exhibit attractive population trends, business-friendly policies and strong underlying supply/demand fundamentals Real Estate Fundamentals and Analytics Driven Underwriting Real estate oriented underwriting utilizing consumer location data analytics, competition indexing, market rent benchmarking and comprehensive risk assessments Industry-Leading Tenants and Well-Performing Operating Sectors Focused on aligning with tenants operating in essential business sectors, displaying stable and resilient operating trends and/or a forward-thinking, omni-channel strategy Relative Asset Value Investing Through Long-Term Relationships Concentrated on relative value-investing through deep broker, developer and tenant relationships and management’s ability to identify high-quality risk-adjusted opportunities in a highly fragmented transaction market

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com ACCELERATING INVESTMENT EXECUTION 8 $ in millions. 1. Portfolio Growth represents the aggregate gross purchase price of the assets in the portfolio as of September 30, 2021, compared to the aggregate gross purchase price of the assets in the portfolio as of December 31, 2019. $47 $75 $99 $117 $139 $220 $275 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 2021 IPO Q4 2019 Cumulative Investment Activity Since IPO More than 180% Accretive Portfolio Growth1 Since Inception (21 months) PINE has consistently invested in high-quality net leased properties, with a focus on industry-leading tenants and essential business sectors, driving outsized risk-adjusted returns and positioning its portfolio for long-term value creation.

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com IMPROVING PORTFOLIO SIZE & DIVERSITY 9 2019 (IPO) As of 9/30/2021. 1. The remaining ABR within the Company’s portfolio as of the end of the referenced period comes from tenants occupying office properties. 2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC). Number of Net Lease Properties 20 48 89 Number of States with a Property 12 18 28 Total Portfolio Square Feet 0.9M 1.6M 2.7M Occupancy 100% 100% 100% Annualized Base Rent (ABR) $13.3M $21.1M $32.7M Retail Assets as a % of ABR1 62% 73% 83% Top Tenant as a % of ABR 21% Wells Fargo (S&P: A+) 15% Wells Fargo (S&P: A+) 10% Wells Fargo (S&P: A+) Top Sector as a % of ABR 21% Financial Services 15% General Merchandise 13% General Merchandise Top State as a % of ABR 26% Florida 21% Florida 14% Florida % of ABR from Credit Rated Tenants2 89% 83% 80% 2020 Q3 2021

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com MAJOR MARKET NET LEASE PORTFOLIO 10 As of 9/30/2021. 1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. 2. As ranked by Urban Land Institute & PWC in the ‘2021 Emerging Trends in Real Estate’ publication. > 10% 5% - 10% 2% - 5% < 2% ▪ Southeast and West weighted portfolio, benefitting from population shifts and attractive supply/demand dynamics ▪ 69% of ABR comes from metropolitan statistical areas1 with more than one million people ▪ 46% of ABR comes from the high-growth states of Florida, Texas, North Carolina, Arizona and Georgia ▪ 43% of ABR comes from Urban Land Institutes Top 30 Markets2 % of Annualized Base Rent By State Portland, OR 10% Orlando, FL 9% Phoenix, AZ 6% Detroit, MI 4% Houston, TX 4% Dallas, TX 4% Atlanta, GA 4% Boston, MA 3% Philadelphia, PA 3% Canton, OH 3% Albuquerque, NM 3% Tampa, FL 3% Jacksonville, FL 3% Tulsa, OK 3% Seattle, WA 2% Duluth, MN 2% Charlotte, NC 2% Raleigh, NC 2% Reno, NV 2% Austin, TX 2% Whitewater, WI 2% Florence, SC 2% Winston-Salem, NC 2% Asheville, NC 2% Cincinnati, OH 1% Denotes a MSA with over one million people; Bold denotes a Top 30 ULI Market2

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com General Merchandise 13% Home Furnishings 11% Financial Services (Office) 10% Hospitality (Office) 8% Dollar Stores 8% Grocery 7% Pharmacy 7% Entertainment 5% Sporting Goods 5% Convenience Stores 5% Other 21% 100% EXCELLENT TENANT CREDIT TRANSPARENCY 11 As of 9/30/2021. 1. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC). ▪ 80% of ABR comes from tenants or the parent of a tenant that are credit rated1 ▪ 80% of ABR comes from tenants or the parent of a tenant that are publicly traded ▪ Nearly half of ABR comes from leases with contractual rent increases in the lease ▪ 3% of ABR comes from ground lease assets where PINE owns the land, and the tenant has a meaningful investment in the improvements ABR % Investment Grade 44% Not Rated 20% Non-Investment Grade 36%

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com STRONG AND STABLE TOP TENANT BASE 12 Credit Rating1 As of 9/30/2021. 1. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC). A+ 10% B+ 8% B 7% N/A 7% BBB 6% AA 5% BBB 5% CCC+ 3% BBB+ 3% A 3% 43% 100% ABR % OTHER 1% 5% 11% 12% 8% 3% 15% 13% 31% Lease Rollover Schedule % of ABR Expiring (Office) (Office)

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com HIGH-QUALITY TOP TENANT BASE 13 As of 9/30/2021, unless otherwise noted. Top six tenant information based on published investor presentations available through each company’s website as of October 16, 2021. Comparably high-quality top six tenant base at a discounted valuation EDUCATION GROUP

FINANCIAL STRENGTH

PINE has demonstrated an improved and thoughtful approach to accessing capital and has an efficient cost of debt with a weighted average interest rate on its debt outstanding of 2.3%.

Well-Capitalized Balance Sheet

Equity Market Capitalization[1]	**$243M**
Net Debt Outstanding[2]	**$185M**
Total Enterprise Value (TEV)	**$428M**

Limited Capital Needs for Growth

- **Including extension options, PINE has no debt maturities until November 2024**
- **$135+ million of liquidity via cash, restricted cash and revolving credit facility availability**
- **Minimal floating interest rate exposure**

Efficient Leverage Profile

Net Debt to TEV[3]	
Q3 2021	**44%**
Q2 2021	**35%**
Q1 2021	**43%**
Q4 2020	**45%**

Net Debt to Pro Forma EBITDA[4]	
Q3 2021	**6.9x**
Q2 2021	**5.7x**
Q1 2021	**6.9x**
Q4 2020	**7.3x**

Staggered Debt Maturity Schedule



Debt Outstanding
$22
$60
$80
$30
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
Revolving Credit Facility5
Secured
Unsecured

As of 9/30/2021, unless otherwise noted.
$ in millions.

1. As of 10/15/2021.
2. Net Debt Outstanding is the Company's outstanding debt, minus the Company's cash, cash equivalents and restricted cash.
3. Net Debt to TEV (Total Enterprise Value) is the Company's outstanding debt, minus the Company's cash, cash equivalents and restricted cash, as a percentage of the Company's enterprise value.
4. See the "Non-GAAP Financial Information" section and tables at the end of this presentation for a discussion and reconciliation of Net Income to non-GAAP financial measures.
5. Reflects $21.5 million outstanding under the Company's $150 million senior unsecured revolving credit facility; the Company's senior unsecured revolving credit facility matures in November 2023 and includes a one-year extension option, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option.

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© 2021 Alpine Income Property Trust, Inc. | alpinereit.com

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com CONSISTENT DIVIDEND GROWTH 15 $0.060 $0.200 $0.200 $0.200 $0.220 $0.240 $0.250 $0.255 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 IPO Q4 2019 Dividend Per Share Paid 2020 2021 Growing, Well-Covered Dividend ▪ Current analyst estimates1 imply a 70% 2022E FFO per share dividend payout ratio ▪ Five dividend raises since the IPO, four increases in the past 12 months ▪ 27.5% increase in the quarterly cash dividend since the beginning of 2020 Annualized Per Share Cash Dividend $1.02 Annualized Per Share Cash Dividend Yield 5.5% As of 10/15/2021, unless otherwise noted. 1. 2022E FFO per share estimate from the Stifel Triple-Net REITs Comp Sheets 10/17/2021 report.

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com 2021 GUIDANCE 16 FFO and AFFO guidance was provided in the Company’s Second Quarter 2021 Operating Results press release filed on October 21, 2021. The Company’s increased outlook for 2021 takes into account the Company’s third quarter performance and the anticipated impact of the Company’s various investment activities and capital markets transactions, including the timing related to the sale of the office properties leased to Hilton Grand Vacations and Wells Fargo. Full- Year 2021 Low High FFO Per Diluted Share $1.47 - $1.50 AFFO Per Diluted Share $1.48 - $1.51

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com RESEARCH COVERAGE 17 Baird Wes Golladay Outperform $22.00 B. Riley Craig Kucera Buy $23.00 BTIG Mike Gorman Buy $23.00 Janney Rob Stevenson Buy $22.00 Raymond James RJ Milligan Outperform $23.00 Stifel Simon Yarmak Buy $21.00 Total / Average 100% $22.33 100% Buy or Outperform rated by Independent Analysts As of 10/15/2021. Institution Price Target Rating Covering Analyst

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com 18 Aligned Ownership CTO currently owns an approximate 16% interest in PINE, meaningfully aligning its interests with PINE shareholders Independent Board of Directors PINE has its own independent Board of Directors and realizes significant economies of scale from the 18-member CTO team without the corresponding G&A expense Shadow Pipeline for External Growth PINE has a potential shadow pipeline within the CTO portfolio as a result of its right of first refusal on all CTO single tenant net lease asset sales Internalization on the Horizon Internalization of management for PINE is anticipated in the future when the Company approaches or exceeds critical mass Opportunities for Collaboration PINE reviews transaction opportunities resulting from CTO’s acquisition efforts that it otherwise would not see in the market through normal single tenant acquisition efforts and relationships Alpine Income Property Trust is externally managed by CTO Realty Growth (NYSE: CTO) under an agreement that, combined with CTO’s ownership in PINE, provides economies of scale, significant shareholder alignment and a flexible/collapsible structure. Benefits and Alignment of External Management Notable Management Agreement Terms ▪ Five-year initial term, with one-year extension options thereafter ▪ Quarterly management fee of 0.375%, calculated on equity, net of share buybacks and issuance costs ▪ Terminable with payment of a one-time fee of 3x the average management fee for the preceding 24-months EXTERNAL MANAGEMENT ALIGNMENT

EXTERNAL MANAGEMENT ALIGNMENT

As PINE's external manager, CTO Realty Growth has significant shareholder alignment as the largest share and unit holder of Alpine Income Property Trust.

	Share or Unit Holder	Shares and/or Units Owned	% Owned
1	**CTO Realty Growth Inc.**[1]	**2,039,644**	**16%**
2	DePrince Race & Zollo Inc.	843,899	6%
3	Frank Russell Company	688,753	5%
4	GP Invitation Fund	534,845	4%
5	Micromont Holdings[2]	479,640	4%
6	Pacific Ridge Capital Partners LLC	468,367	4%
7	Vanguard Group Inc.	410,467	3%
8	Kennedy Capital Management Inc.	405,946	3%
9	Keeley-Teton Advisors LLC	349,701	3%
10	Two Sigma Investments LP	342,202	3%
11	Ancora Advisors LLC	302,668	2%
12	Franklin Resources Inc.	292,242	2%
13	Uniplan Investment Counsel Inc.	262,431	2%
14	Putnam Investments LLC	223,366	2%
15	Foundry Partners LLC	173,035	1%
16	Deroy & Devereaux Private Investment Counsel Inc.	162,270	1%
17	Balyasny Asset Management LP	142,874	1%
18	Renaissance Technologies LLC	126,200	1%
19	Teachers Insurance & Annuity Association of America	108,257	1%
20	BlackRock Inc.	100,370	1%
21	Alyeska Investment Group LP	96,757	1%
22	Raymond James Financial Inc	96,713	1%
23	New Jersey Division of Investment	90,000	1%
24	Geode Capital Management	78,468	1%
25	Boston Partners Global Investors Inc.	75,684	1%

Shareholder information is from Bloomberg as of 10/20/2021 and "% Owned" is based on 13,003,042 shares and units outstanding as of 9/30/2021.

1. CTO Realty Growth Inc. subsidiaries own a total of 1,223,854 Operating Partnership units and 815,790 common shares of Alpine Income Property Trust.
2. Micromont Holdings subsidiaries own a total of 479,640 Operating Partnership units.

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© 2021 Alpine Income Property Trust, Inc. | alpinereit.com

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com EXPERIENCED MANAGEMENT TEAM 20 John P. Albright, President & Chief Executive Officer Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI). Matthew M. Partridge, Senior Vice President, Chief Financial Officer & Treasurer Former Chief Operating Officer and Chief Financial Officer of Hutton; Executive Vice President, Chief Financial Officer and Secretary of Agree Realty Corporation (NYSE: ADC); and Vice President of Finance for Pebblebrook Hotel Trust (NYSE: PEB). Steven R. Greathouse, Senior Vice President & Chief Investment Officer Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI). Daniel E. Smith, Senior Vice President, General Counsel & Corporate Secretary Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI). Lisa M. Vorakoun, Vice President & Chief Accounting Officer Former Assistant Finance Director for the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm. E. Scott Bullock, Vice President – Real Estate Former Managing Director of Corporate Development for International Speedway Corporation; Senior Development Manager of Crescent Resources LLC; Development Manager of Pritzker Realty Group, L.P.; and Project Engineer for Walt Disney Imagineering. Helal A. Ismail, Vice President – Investments Former Associate of Jefferies Real Estate Gaming and Lodging Investment Banking and Manager at B-MAT Homes, Inc. Alpine Income Property Trust is led by an experienced management team with meaningful shareholder alignment, deep industry relationships and a strong long-term track record.

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com 21 Committed Focus Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices Tenant Alignment Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices Alpine Income Property Trust, through its external manager, is committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. Social Responsibility Environmental Responsibility CORPORATE RESPONSIBILITY Corporate Governance ▪ Independent Chairman of the Board and 5 of 6 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Stock ownership requirements for all Directors ▪ Prohibition against hedging and pledging Alpine Income Property Trust stock ▪ Robust policies and procedures for approval of related party transactions ▪ Opted out of business combination and control share acquisition statutes in the Maryland General Corporation Law ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy Inclusive and Supportive Company Culture Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com KEY TAKEAWAYS 22 As of 10/15/2021, unless otherwise noted. 1. 2022E FFO per share estimate from the Stifel Triple-Net REITs Comp Sheets 10/17/2021 report. Significant Discount to Peer Group Meaningful potential upside in valuation as PINE has the lowest 2022E FFO multiple of its net lease peer group. Stable & Growing Dividend PINE has grown its quarterly dividend by 27.5% since the beginning of 2020 and currently has a 2022E FFO1 payout ratio of approximately 70%, one of the lowest implied payout ratios of the net lease peer group. Small Asset Base is an Opportunity for Outsized Growth Small asset denominator means management can drive outsized growth relative to its net lease peers. Disciplined Investment Strategy Real estate and credit-focused underwriting, targeting investments that exhibit strong demographic trends, leased to high-quality, industry-leading tenants. High-Quality, Stable and Growing Portfolio Portfolio rooted in publicly-traded, credit-rated tenants and larger markets means there is a high-quality, stable asset base and an opportunity to add a diverse array of new tenants, markets and sectors. Financial Strength Balance sheet with ample liquidity and no near-term debt maturities provides financial stability and flexibility. Aligned Sponsorship & Management Externally managed by CTO Realty Growth (NYSE: CTO), a publicly traded REIT that owns 16% of PINE and is committed to internalization of management once critical mass is attained.

ASSET LIST

Concept	Sector	MSA[1]	Credit Rating[2]	Square Feet	ABR %	Lease Term Remaining
Wells Fargo	Financial Services	Portland-Vancouver-Hillsboro, OR-WA	A+	212,363	10%	4.3
Hilton Grand Vacations	Hospitality	Orlando-Kissimmee-Sanford, FL	B+	102,019	6%	5.2
Walmart	Grocery	Detroit-Warren-Dearborn, MI	AA	214,172	4%	5.3
LA Fitness	Health & Fitness	Tampa-St. Petersburg-Clearwater, FL	CCC+	45,000	3%	10.6
Lowe's	Home Improvement	Houston-The Woodlands-Sugar Land, TX	BBB+	131,644	3%	10.8
Burlington	Off-Price Retail	Dallas-Fort Worth-Arlington, TX	BB+	70,891	3%	7.3
Kohl's	General Merchandise	Phoenix-Mesa-Scottsdale, AZ	BBB-	87,875	3%	8.3
Hobby Lobby	General Merchandise	Tulsa, OK	N/A	84,180	3%	9.3
At Home	Home Furnishings	Canton-Massillon, OH	B	89,902	2%	7.8
Harris Teeter	Grocery	Charlotte-Concord-Gastonia, NC-SC	BBB	45,089	2%	6.6
At Home	Home Furnishings	Raleigh, NC	B	116,334	2%	11.0
Container Store	Home Furnishings	Phoenix-Mesa-Scottsdale, AZ	B	23,329	2%	8.4
Camping World	Specialty Retail	Duluth, MN	BB-	66,033	2%	12.3
Cinemark	Entertainment	Reno, NV	B	52,474	2%	3.0
Hilton Grand Vacations	Hospitality	Orlando-Kissimmee-Sanford, FL	B+	31,895	2%	5.2
At Home	Home Furnishings	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	B	89,460	2%	8.1
Live Nation	Entertainment	Whitewater-Elkhorn, WI	B	N/A[3]	2%	11.5
Academy Sports	Sporting Goods	Florence, SC	B+	58,410	2%	7.5
Sportsman's Warehouse	Sporting Goods	Albuquerque, NM	N/A	48,974	2%	7.9
Hobby Lobby	General Merchandise	Winston-Salem, NC	N/A	55,000	2%	8.5

As of 9/30/2021.

1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget.
2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC).
3. The Alpine Valley Music Theatre, leased to Live Nation Entertainment, Inc., consists of a 7,500-seat pavilion, outdoor amphitheater with a capacity for 37,000, and over 150 acres of green space

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© 2021 Alpine Income Property Trust, Inc. | alpinereit.com

ASSET LIST

Concept	Sector	MSA[1]	Credit Rating[2]	Square Feet	ABR %	Lease Term Remaining
Rite Aid	Pharmacy	Seattle-Tacoma-Bellevue, WA	B-	16,280	2%	4.8
Hobby Lobby	General Merchandise	Asheville, NC	N/A	55,000	2%	9.9
AMC	Entertainment	Boston-Cambridge-Newton, MA-NH	CCC+	39,474	2%	11.5
Dicks Sporting Goods	Sporting Goods	Atlanta-Sandy Springs-Roswell, GA	N/A	46,315	1%	2.3
JOANN Fabrics & Crafts	General Merchandise	Boston-Cambridge-Newton, MA-NH	B	22,500	1%	7.3
Conn's	Consumer Electronics	Dallas-Fort Worth-Arlington, TX	B	37,957	1%	9.9
Old Time Pottery	Home Furnishings	Jacksonville, FL	N/A	84,180	1%	8.8
7-Eleven	Convenience Store	Austin-Round Rock, TX	A	6,400	1%	13.5
Walgreens	Pharmacy	Birmingham-Hoover, AL	BBB	14,516	1%	7.5
Walgreens	Pharmacy	Atlanta-Sandy Springs-Roswell, GA	BBB	15,120	1%	4.1
Best Buy	Consumer Electronics	Atlanta-Sandy Springs-Roswell, GA	BBB+	30,038	1%	4.5
Big Lots	General Merchandise	Washington-Arlington-Alexandria, DC-VA-MD-WV	N/A	25,589	1%	9.3
Cross America (BP)	Convenience Store	Cincinnati, OH-KY-IN	N/A	2,578	1%	9.2
Big Lots	General Merchandise	Phoenix-Mesa-Scottsdale, AZ	N/A	34,512	1%	9.3
Walgreens	Pharmacy	Orlando-Kissimmee-Sanford, FL	BBB	13,650	1%	7.5
Verizon	Consumer Electronics	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	BBB+	6,027	1%	5.8
Office Depot	Office Supplies	Albuquerque, NM	N/A	30,346	1%	2.3
7-Eleven	Convenience Store	Austin-Round Rock, TX	A	7,726	1%	14.3
Walgreens	Pharmacy	Seattle-Tacoma-Bellevue, WA	BBB	14,125	1%	8.8
Walgreens	Pharmacy	Albany, GA	BBB	14,770	1%	11.3

As of 9/30/2021.

1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget.
2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC).

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ASSET LIST

Concept	Sector	MSA[1]	Credit Rating[2]	Square Feet	ABR %	Lease Term Remaining
Walmart	Grocery	Houston-The Woodlands-Sugar Land, TX	AA	52,190	1%	5.3
Hobby Lobby	General Merchandise	Aberdeen, SD	N/A	49,034	1%	3.4
7-Eleven	Convenience Store	Kansas City, MO-KS	A	4,165	1%	5.7
Circle K	Convenience Store	Indianapolis-Carmel-Anderson, IN	BBB	4,283	1%	3.2
Scrubbles (Goo-Goo)	Automotive Service	Jacksonville, FL	N/A	4,512	1%	16.1
Cheddars	Casual Dining	Jacksonville, FL	BBB-	8,146	1%	6.0
Family Dollar	Dollar Stores	Boston-Cambridge-Newton, MA-NH	BBB	9,228	< 1%	2.5
Orscheln Farm and Home	Farm & Rural Supply	Durant, OK	N/A	37,965	< 1%	1.4
Advance Auto Parts	Automotive Parts	Minneapolis-St. Paul-Bloomington, MN-WI	BBB-	7,201	< 1%	7.1
Tractor Supply Company	Farm & Rural Supply	Washington Court House, OH	BBB	39,984	< 1%	10.8
Advance Auto Parts	Automotive Parts	Baltimore-Columbia-Towson, MD	BBB-	6,876	< 1%	13.4
Big Lots	Home Furnishings	Durant, OK	N/A	36,794	< 1%	5.3
O'Reilly Auto Parts	Automotive Parts	Calaveras County, CA	BBB	7,066	<1%	4.5
Dollar General	Dollar Stores	Kermit, TX	BBB	10,920	< 1%	13.9
Burger King	Quick Service Restaurant	Washington County, NC	N/A	3,142	< 1%	6.6
Harbor Freight	Home Improvement	Midland, MI	BB-	14,624	< 1%	4.8
Dollar General	Dollar Stores	Plattsburgh, NY	BBB	9,277	< 1%	10.0
Dollar General	Dollar Stores	Odessa, TX	BBB	9,127	< 1%	13.8
Dollar General	Dollar Stores	Houston-The Woodlands-Sugar Land, TX	BBB	9,138	< 1%	13.8
Dollar General	Dollar Stores	Ogdensburg-Massena, NY	BBB	9,167	< 1%	9.9

As of 9/30/2021.

1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget.
2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC).

Green shading denotes a ground lease property where the Company owns the land, and the tenant owns the building and the improvements and leases the land from the Company.

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ASSET LIST

Concept	Sector	MSA[1]	Credit Rating[2]	Square Feet	ABR %	Lease Term Remaining
Dollar Tree/Family Dollar	Dollar Stores	Burlington, NC	BBB	11,394	< 1%	9.5
Dollar General	Dollar Stores	Houston-The Woodlands-Sugar Land, TX	BBB	9,096	< 1%	14.1
Advance Auto Parts	Automotive Parts	Springfield, MA	BBB-	6,889	< 1%	3.3
Pet Supplies Plus	Pet Supplies	Canton-Massillon, OH	N/A	8,400	< 1%	6.1
Dollar General	Dollar Stores	Bangor, ME	BBB	9,128	< 1%	12.1
Dollar Tree	Dollar Stores	Marengo County, AL	BBB	10,159	< 1%	8.3
Dollar General	Dollar Stores	Buffalo-Cheektowaga-Niagara Falls, NY	BBB	9,199	< 1%	11.9
Dollar Tree	Dollar Stores	Adair County, OK	BBB	9,828	< 1%	10.5
Dollar General	Dollar Stores	Somerset County, ME	BBB	9,345	< 1%	12.1
Dollar General	Dollar Stores	Lewis County, NY	BBB	9,309	< 1%	12.3
Dollar General	Dollar Stores	Ogdensburg-Massena, NY	BBB	9,342	< 1%	11.1
Firestone	Automotive Parts	Pittsburgh, PA	A	10,629	< 1%	7.5
Dollar General	Dollar Stores	Binghamton, NY	BBB	9,275	< 1%	12.2
Boston Market	Quick Service Restaurant	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	N/A	2,627	< 1%	8.3
Dollar General	Dollar Stores	Aroostook County, ME	BBB	9,167	< 1%	12.1
Dollar General	Dollar Stores	College Station-Bryan, TX	BBB	9,252	< 1%	13.8
Dollar General	Dollar Stores	Ogdensburg-Massena, NY	BBB	9,219	< 1%	11.3
Freddy's Frozen Custard	Quick Service Restaurant	Jacksonville, FL	N/A	3,200	< 1%	5.2
Dollar General	Dollar Stores	Del Rio, TX	BBB	9,219	< 1%	13.3
Grease Monkey	Automotive Service	Atlanta-Sandy Springs-Roswell, GA	N/A	1,846	< 1%	12.0

As of 9/30/2021.

1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget.
2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC).

Green shading denotes a ground lease property where the Company owns the land, and the tenant owns the building and the improvements and leases the land from the Company.

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ASSET LIST

Concept	Sector	MSA[1]	Credit Rating[2]	Square Feet	ABR %	Lease Term Remaining
Valero	Convenience Store	Jackson, MS	N/A	1,920	< 1%	20.0
Schlotzsky's	Quick Service Restaurant	Sweetwater, TX	N/A	2,431	< 1%	13.8
Dollar Tree	Dollar Stores	Albuquerque, NM	BB	10,023	< 1%	9.4
Dollar General	Dollar Stores	Cincinnati, OH-KY-IN	BBB	9,290	< 1%	8.7
Dollar General	Dollar Stores	San Antonio-New Braunfels, TX	BBB	9,155	< 1%	13.4
Hardee's	Quick Service Restaurant	Albertville, AL	N/A	3,542	< 1%	9.1
Advance Auto Parts	Automotive Parts	Athens-Clarke County, GA	BBB-	6,871	< 1%	3.3
Valero	Convenience Store	Greenville, MS	N/A	3,375	< 1%	20.0
O'Reilly Auto Parts	Automotive Parts	Duluth, MN	BBB	11,182	< 1%	6.4
Salon Lofts	Beauty & Cosmetics	Canton-Massillon, OH	N/A	4,000	< 1%	6.4
Advance Auto Parts	Automotive Parts	Detroit-Warren-Dearborn, MI	BBB-	6,604	< 1%	10.3
Advance Auto Parts	Automotive Parts	Ludington, MI	BBB-	6,784	< 1%	10.3
Long John Silvers	Quick Service Restaurant	Tulsa, OK	N/A	3,000	< 1%	Month-to-Month
Rib Crib BBQ	Quick Service Restaurant	Durant, OK	N/A	N/A	< 1%	4.0

As of 9/30/2021.

1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget.
2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC).

Green shading denotes a ground lease property where the Company owns the land, and the tenant owns the building and the improvements and leases the land from the Company.

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© 2021 Alpine Income Property Trust, Inc. | alpinereit.com

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com DISCLAIMER 28 This presentation may contain “forward-looking statements.” Forward-looking statements include statements that may be identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include general business and economic conditions, continued volatility and uncertainty in the credit markets and broader financial markets, risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters, the impact of the COVID-19 Pandemic on the Company’s business and the business of its tenants and the impact on the U.S. economy and market conditions generally, other factors affecting the Company’s business or the business of its tenants that are beyond the control of the Company or its tenants, and the factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. References in this presentation: 1. All information is as of September 30, 2021, unless otherwise noted. 2. Annualized straight-line Base Rent (“ABR” or “Rent”) and the statistics based on ABR are calculated based on our current portfolio as of September 30, 2021. 3. Dividends are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or amount of dividends in the future. 4. A credit rated, or investment grade rated tenant (a tenant carrying a rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC). 5. Contractual Base Rent (“CBR”) represents the amount owed to the Company under the terms of its lease agreements at the time referenced.

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com NON-GAAP FINANCIAL INFORMATION 29 Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”) and Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, AFFO and Pro Forma EBITDA do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, amortization of capitalized lease incentives and above- and below-market lease related intangibles, and non-cash compensation. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, amortization of capitalized lease incentives and above- and below-market lease related intangibles, and non-cash compensation. Cash interest expense is also excluded from Pro Forma EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. FFO, AFFO and Pro Forma EBITDA may not be comparable to similarly titled measures employed by other companies.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

Alpine Income Property Trust, Inc.
Consolidated Statements of Operations

(Unaudited)
(In thousands, except share, per share and dividend data)

	Three Months Ended		Nine Months Ended	
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Revenues:				
Lease Income	$ 8,171	$ 5,101	$ 20,658	$ 13,863
Total Revenues	8,171	5,101	20,658	13,863
Operating Expenses:				
Real Estate Expenses	914	555	2,389	1,705
General and Administrative Expenses	1,371	1,119	3,687	3,535
Depreciation and Amortization	4,308	2,694	10,914	7,003
Total Operating Expenses	6,593	4,368	16,990	12,243
Gain on Disposition of Assets	544	287	544	287
Net Income from Operations	2,122	1,020	4,212	1,907
Interest Expense	1,066	384	2,299	977
Net Income	1,056	636	1,913	930
Less: Net Income Attributable to Noncontrolling Interest	(138)	(90)	(251)	(131)
Net Income Attributable to Alpine Income Property Trust, Inc.	$ 918	$ 546	$ 1,662	$ 799
Per Common Share Data:				
Net Income Attributable to Alpine Income Property Trust, Inc.				
Basic	$ 0.08	$ 0.07	$ 0.18	$ 0.10
Diluted	$ 0.07	$ 0.06	$ 0.16	$ 0.09
Weighted Average Number of Common Shares:				
Basic	11,299,548	7,455,281	9,253,090	7,632,660
Diluted[1]	12,996,503	8,679,135	10,637,934	8,856,514
Dividends Declared and Paid	$ 0.255	$ 0.200	$ 0.745	$ 0.600

1. Includes the weighted average impact of 1,703,494 shares underlying OP units including (i) 1,223,854 shares underlying OP Units issued to CTO Realty Growth, Inc. in connection with our formation transactions and (ii) 479,640 shares underlying OP Units issued to an unrelated third party in connection with the acquisition of ten net lease properties during the second and third quarters of 2021.

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© 2021 Alpine Income Property Trust, Inc. | alpinereit.com NON-GAAP FINANCIAL MEASURES RECONCILIATION 31 Three Months Ended Nine Months Ended September 30, 2021 September 30, 2020 September 30, 2021 September 30, 2020 Net Income $ 1,056 $ 636 $ 1,913 $ 930 Depreciation and Amortization 4,308 2,694 10,914 7,003 Gain on Disposition of Assets (544) (287) (544) (287) Funds from Operations $ 4,820 $ 3,043 $ 12,283 $ 7,646 Adjustments: Straight-Line Rent Adjustment (129) (300) (393) (1,237) COVID-19 Rent Repayments (Deferrals), Net 23 87 408 (538) Non-Cash Compensation 79 66 231 201 Amortization of Deferred Financing Costs to Interest Expense 87 45 236 133 Amortization of Intangible Assets and Liabilities to Lease Income (77) (30) (168) (78) Accretion of Tenant Contribution (6) (3) (17) (10) Recurring Capital Expenditures –(1) (41) (34) Adjusted Funds from Operations $ 4,797 $ 2,907 $ 12,539 $ 6,083 FFO per diluted share $ 0.37 $ 0.35 $ 1.15 $ 0.86 AFFO per diluted share $ 0.37 $ 0.34 $ 1.18 $ 0.69 Alpine Income Property Trust, Inc. Non-GAAP Financial Measures Funds From Operations and Adjusted Funds From Operations (Unaudited) (In thousands, except per share data)

© 2021 Alpine Income Property Trust, Inc. | alpinereit.com NET DEBT TO PRO FORMA EBITDA RECONCILIATION 32 Alpine Income Property Trust, Inc. Non-GAAP Financial Measures Reconciliation of Net Debt to Pro Forma EBITDA (Unaudited) (In thousands) 1. Reflects the pro forma annualized impact on Annualized EBITDA of the Company’s acquisition and disposition activity during the three months ended September 30, 2021. Three Months Ended September 30, 2021 Net Income $ 1,056 Adjustments: Depreciation and Amortization 4,308 Gain on Disposition of Assets (544) Straight-Line Rent Adjustment (129) Non-Cash Compensation 79 Amortization of Deferred Financing Costs to Interest Expense 87 Amortization of Intangible Assets and Liabilities to Lease Income (77) Accretion of Tenant Contribution (6) Interest Expense, net of Deferred Financing Costs Amortization 979 EBITDA $ 5,753 Annualized EBITDA $ 23,012 Pro Forma Annualized Impact of Current Quarter Acquisitions and Dispositions, net1 3,619 Pro Forma EBITDA $ 26,631 Total Debt 190,195 Financing Costs, net of accumulated amortization 1,305 Cash (6,706) Restricted Cash (600) Net Debt $ 184,194 Net Debt to Pro Forma EBITDA 6.9x

INVESTOR PRESENTION Investor Inquiries: Matthew M. Partridge, Chief Financial Officer, (386) 944-5643, mpartridge@alpinereit.com